UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 3, 2007
(Date of earliest event reported)

CMALT (CITIMORTGAGE ALTERNATIVE LOAN TRUST), SERIES 2007-A7 (Issuer in Respect of the CMALT (CitiMortgage Alternative Loan Trust), Series 2007-A7 REMIC Pass-Through Certificates)
(Exact name of issuing entity as specified in its charter)

CITICORP MORTGAGE SECURITIES, INC.
(Exact name of depositor as specified in its charter)

CITIMORTGAGE, INC.
(Exact name of sponsor as specified in its charter)

New York	333-130333-27	Applied For
(State or other jurisdiction of organization of issuing entity)	(Commission File No. of Issuing Entity)	(I.R.S. Employer Identification No.)

1000 Technology Drive, O'Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

Depositor's Telephone Number, including area code:                                                                                                                 (636) 261-1313

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                Other Events

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated July 1, 2007 (the "Pooling and Servicing Agreement"), among Citicorp Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Master Servicer, U.S. Bank National Association, as Trustee, and Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent.

The Pooling and Servicing Agreement governs the CMALT (CitiMortgage Alternative Loan Trust), Series 2007-A7 REMIC Pass-Through Certificates issued on July 27, 2007.

The Offered Certificates (other than Classes A-PO, IA-IO, IIA-IO, IIIA-IO, B-1, B-2 and B-3) were sold to Countrywide Securities Corporation pursuant to a senior underwriting agreement, dated June 21, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc., and Countrywide Securities Corporation. A copy of the Senior Underwriting Agreement is attached as Exhibit 1.1. The Class A-PO, B-1, B-2 and B-3 Certificates were sold to Banc of America Securities LLC pursuant to a subordinated underwriting agreement, dated July 23, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc., and Banc of America Securities LLC. A copy of the Subordinated Underwriting Agreement is attached as Exhibit 1.2.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold $4,398,000.00 initial principal amount of class B-4 certificates, $3,421,000.00 initial principal amount of class B-5 certificates, and $2,933,825.00 initial principal amount of class B-6 certificates (the "Private Certificates") to Banc of America Securities LLC on July 27, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from CitiMortgage, Inc.

The mortgage loans underlying the Certificates were purchased by Citicorp Mortgage Securities, Inc. from CitiMortgage, Inc. pursuant to a mortgage loan purchase agreement dated as of July 1, 2007 (the "Mortgage Loan Purchase Agreement"), between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc. A copy of the form of Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

Certain of the mortgage loans underlying the certificates will be serviced by ABN AMRO Mortgage Group, Inc. pursuant to a mortgage loan purchase and servicing agreement, dated as of June 1, (the “Mortgage Loan Purchase and Servicing Agreement”), between CitiMortgage, Inc. as Seller and ABN AMRO Mortgage Group, Inc. as seller and servicer. A copy of the form of Mortgage Loan Purchase and Servicing Agreement is attached as Exhibit 10.2.

ITEM 9.01                                Financial Statements and Exhibits

(d)           Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
(1.1)	Senior Underwriting Agreement, dated June 21, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Countrywide Securities Corporation

(1.2)	Subordinated Underwriting Agreement, dated July 23, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Banc of America Securities LLC

(4.1)	Pooling and Servicing Agreement, dated as of July 1, 2007, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

(10.1)	Form of Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.

(10.2)	Form of Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2007, between CitiMortgage, Inc. and ABN AMRO Mortgage Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 3, 2007	CITICORP MORTGAGE SECURITIES, INC. (Depositor) By: /s/ Michael J. Tarpley ----------------------------- Michael J. Tarpley Assistant Secretary

Index to Exhibits

Exhibit No.	Description
(1.1)	Senior Underwriting Agreement, dated June 21, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Countrywide Securities Corporation

(1.2)	Subordinated Underwriting Agreement, dated July 23, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Banc of America Securities LLC

(4.1)	Pooling and Servicing Agreement, dated as of July 1, 2007, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

(10.1)	Form of Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.

(10.2)	Form of Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2007, between CitiMortgage, Inc. and ABN AMRO Mortgage Group, Inc.